FIRST INVESTORS LIFE SERIES FUND
                        SUPPLEMENT DATED OCTOBER 9, 1998
                       TO PROSPECTUS DATED APRIL 30, 1998

1. The first sentence of the second paragraph under "Investment Objectives and Policies-High Yield Fund" on page 17 is replaced with the following:

The Fund may invest in debt securities issued by foreign governments and companies and in foreign currencies for the purpose of purchasing such securities. However, the Fund may not invest more than 5% of its total assets in debt securities issued by foreign governments and companies that are denominated in foreign currencies.

2. The following paragraph replaces the existing section entitled "Foreign Securities" on page 25:

      FOREIGN SECURITIES. Investing in foreign securities involves more risk than investing in securities of U.S. companies. INTERNATIONAL SECURITIES FUND, HIGH YIELD FUND and DISCOVERY FUND currently do not intend to hedge their foreign investments against the risk of foreign currency fluctuations. Changes in the value of foreign currencies can therefore significantly affect a Fund's share price. GROWTH FUND may invest in securities issued by foreign companies that are denominated in U.S. currency. A Fund can be affected by changes in exchange control regulations, as well as by economic and political developments. There may be less publicly available information about foreign companies than comparable U.S. companies; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards that are comparable to those applied to U.S. companies; some foreign trading markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of a Fund held in foreign countries. INTERNATIONAL SECURITIES FUND, HIGH YIELD FUND and DISCOVERY FUND may sell a security denominated in a foreign currency and retain the proceeds in that foreign currency to use at a future date (to purchase other securities denominated in that currency) or a Fund may buy foreign currency outright to purchase securities denominated in that foreign currency at a future date.

3. The following should replace the first paragraph under "Management-Portfolio Managers" on page 35:

Effective September 1, 1998, the DISCOVERY FUND is co-managed by Patricia D. Poitra, Director of Equities, and David A. Hanover. Ms. Poitra also is responsible for the management of certain other First Investors funds. Ms. Poitra joined FIMCO in 1985 as a Senior Equity Analyst. From 1997 to August 1998, Mr. Hanover was a Portfolio Manager and Analyst at Heritage Investors Management Corporation. From 1994 to 1996, Mr. Hanover was Co-Portfolio
Manager  and  Analyst  at  Psagot   Mutual   Funds  and  in  1993  he  was  an
International Equity Investments Summer Associate at Howard Hughes Medical Institute.

4.   The    following    should    replace    the   second    paragraph    under
"Management--Portfolio Managers" on page 35:

Effective September 18, 1998, Dennis T. Fitzpatrick is now the sole portfolio manager of the BLUE CHIP FUND and certain other First Investors funds. Mr. Fitzpatrick joined FIMCO in October 1995 as a Large Cap Analyst. From July

1995 to October 1995, Mr. Fitzpatrick was a Regional Surety Manager at United States Fidelity & Guaranty Co. and from 1988 to 1995 he was Northeast Surety Manager at American International Group.

5. The following replaces the fourth paragraph under "Management Portfolio Managers" on page 35:

Effective  September 28, 1998, the UTILITIES INCOME FUND is managed by Matthew
S. Wright. Mr. Wright is also the Portfolio Manager for the Utilities Income Fund of First Investors Series Fund II, Inc. Mr. Wright joined FIMCO in February 1996 as an Equity Analyst. From May 1995 to January 1996, Mr. Wright was an Analyst at Fuji Bank. From June 1994 to April 1995, he was Market Editor of BLOOMBERG MAGAZINE and from September 1991 to June 1994, he was Editor/Reporter for BLOOMBERG BUSINESS NEWS.

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